Related Party Transactions	6 Months Ended
Jun. 30, 2011
Related Party Transactions [Abstract]
Related Party Transactions
10.	Related Party Transactions
a) On March 17, 2010, the Partnership acquired from Teekay Corporation two 2009-built Suezmax tankers (the Centrofin Suezmaxes), and a 2007-built Handymax Product tanker (the Alexander Spirit) and the associated long-term fixed-rate time-charter contracts for a total cost of $160 million. As described in Note 2, the acquisition was accounted for as a reorganization of entities under common control and accounted for on a basis similar to the pooling of interest basis. The Partnership financed the acquisition by assuming $126 million of debt, drawing $24 million on its existing revolving credit facilities and using $10 million of cash. In addition, the Partnership acquired approximately $15 million of working capital in exchange for a short-term vendor loan from Teekay Corporation. The excess of the purchase price over the historical carrying value of the assets acquired was $3.6 million and is reflected as a distribution of capital to Teekay Corporation.
During the six months ended June 30, 2010, $0.7 million of general and administrative expenses attributable to the operations of the Centrofin Suezmaxes and Alexander Spirit were incurred by Teekay Corporation and have been allocated to the Partnership as part of the results of the Dropdown Predecessor.
During the six months ended June 30, 2010, $0.3 million of interest expense attributable to the operations of the Alexander Spirit was incurred by Teekay Corporation and has been allocated to the Partnership as part of the results of the Dropdown Predecessor.
b) Two of the Partnership’s LNG carriers, the Arctic Spirit and Polar Spirit (or the Kenai LNG Carriers), are employed on long term charter contracts with subsidiaries of Teekay Corporation. In addition, the Partnership and certain of its operating subsidiaries have entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership and its subsidiaries with administrative, crew training, advisory, technical and strategic consulting services. Finally, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary for the conduct of the Partnership’s business. Such related party transactions, excluding expenses allocated to the Partnership as part of the result of the Dropdown Predecessor, were as follows for the periods indicated:

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
	$	$	$	$
Revenues(1)	8,441	9,526	17,786	17,795
Vessel operating expenses(2)	8,506	7,620	16,079	14,595
General and administrative(3) (4) (5)	4,492	2,650	8,754	5,405

(1)
Commencing in 2008, two of the Partnership’s LNG carriers were time-chartered to Teekay Corporation at a fixed-rate for a period of ten years, (plus options exercisable by Teekay Corporation to extend up to an additional 15 years).

(2)	Teekay Corporation’s crew salaries and training.

(3)	Teekay Corporation’s administrative, advisory, technical and strategic management fees.

(4)
Includes $0.4 million and $0.3 million, and $0.6 million and $0.5 million of costs incurred by the General Partner during the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively.

(5)
Amounts are net of $0.2 million and $0.3 million, and $0.5 million and $0.5 million for the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively, which consist of the amortization of $3.0 million paid to the Partnership by Teekay Corporation in March 2009 for the right to provide ship management services to certain of the Partnership’s vessels.

c) As at June 30, 2011 and December 31, 2010, crewing and manning costs of $3.6 million were payable to affiliates and were included as part of accounts payable and accrued liabilities in the Partnership’s consolidated balance sheets. In addition, as at June 30, 2011 and December 31, 2010, non-interest bearing advances to affiliates totaled $3.2 million and $6.1 million, respectively, and non-interest bearing advances from affiliates totaled $83.7 million and $133.4 million, respectively. These advances are unsecured and have no fixed repayment terms.
d) The Partnership’s Suezmax tanker the Toledo Spirit, operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The remaining term of the time-charter contract is 15 years, although the charterer has the right to terminate the time-charter in July 2018. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate. The amounts payable to or receivable from Teekay Corporation are recognized at the end of each year (see Note 11).
e) In July 2008, subsidiaries of Teekay Corporation (or the Skaugen Multigas Subsidiaries) signed contracts for the purchase of the Skaugen Multigas Carriers from I.M. Skaugen ASA (or Skaugen), which are two technically advanced 12,000-cubic meter newbuilding ships capable of carrying LNG, LPG or ethylene. The Partnership agreed to acquire the Skaugen Multigas Subsidiaries from Teekay Corporation upon delivery of the vessels.
On June 15, 2011, the first Skaugen Multigas Carrier, the Norgas Unikum, was delivered and commenced service under a 15-year, fixed-rate charter to Skaugen. On delivery, the Partnership concurrently acquired Teekay Corporation’s 100% ownership interest in the first Skaugen Multigas Subsidiary for a purchase price of $55.3 million. This transaction was concluded between two entities under common control and, thus, the assets acquired were recorded at historical book value. The excess of the purchase price over the book value of the assets of $3.2 million was accounted for as an equity distribution to Teekay Corporation. The second Skaugen Multigas Carrier is expected to be delivered in late 2011 for a cost of approximately $55 million and is scheduled to commence service under a 15-year, fixed-rate charter to Skaugen (see Note 12).